    Exhibit 10.1

CONFIDENTIAL SEPARATION AGREEMENT AND FULL AND GENERAL RELEASE

The purpose of this Confidential Separation Agreement and Full and General Release (this “Agreement”) is to set forth the terms and conditions of Employee’s separation from employment with The Kansas City Southern Railway Company, a Missouri Corporation (the “Company”).

The Company and Brian Hancock (“Employee”) agree as follows:

1.Separation Date: Employee’s separation from employment with the Company is effective July 2, 2021 (the “Separation Date”).
2.Consideration: In consideration for Employee’s execution and compliance with the terms of this Agreement, including the waiver and release of claims in Paragraph 3, the Company agrees to provide the following:
(a)In addition to Employee’s regular compensation and Employee’s entire 2021 vacation pay, less applicable taxes and withholdings, which shall be paid/used through the Separation Date, the Company will provide Employee with:
(i)$2,000,000.00, payable through the Company’s regular payroll in semi-monthly, substantially equal installments of $83,333.33, less applicable taxes and withholdings, through July 2, 2022 (the “Pay-Through Date”); and
(ii)$24,329.61, substantially representing what the Company would have otherwise paid for its share of Employee’s medical insurance premiums if Employee was employed through the Pay-Through Date and enrolled through such date in the same medical coverage (whether Employee alone or in combination with family members) that Employee was enrolled in as of the Separation Date, less applicable taxes and withholdings, payable in a single lump sum payment together with the first installment payment of wage replacement described above in sub-Paragraph 2(a)(i).
(b)Payment of/entitlement to the consideration described above in sub-Paragraphs 2(a)(i)-(ii) (collectively hereinafter, “Consideration”) will commence on the first regularly scheduled pay date of the Company after the expiration of the Revocation Period, as set out in the paragraph titled “Provisions Required by the Age Discrimination in Employment Act/Older Worker Benefits Protection Act” below. Notwithstanding sub-Paragraph 2(a) above, the Company reserves the right to pay any or all of the Consideration described above in a lump sum on the first such regularly scheduled pay date of the Company. Employee shall receive, under separate cover, information concerning rights to continue Employee’s participation in any Company-sponsored group insurance plan to the extent permitted by, and in accordance with, COBRA. Employee’s benefits in all other Company-sponsored benefit plans shall terminate in accordance with the eligibility requirements of such plans except as otherwise specified in this Agreement.
(c)Employee understands, acknowledges, and agrees that the Consideration described above exceeds what he/she is otherwise entitled to receive upon separation from employment, and that the Consideration described above is being paid is in exchange for executing this Agreement. Employee further acknowledges and agrees that upon his/her receipt of regular compensation and used 2021 vacation pay through the Separation Date, along with the Consideration being paid pursuant to this Agreement, the Company will have paid Employee all compensation due and owing to Employee related to any employment relationship between Employee and the Company, including, without limitation, all salary, pay, commissions, stock grants, LTI compensation, bonuses, vacation pay, and paid time-off. Employee is not entitled to any accelerated vesting of restricted stock that was or could have been awarded to Employee during the employment relationship with the Company. Further, as of the Separation Date, Employee is no longer an employee of the Company and may under no circumstance represent him/herself to be in any way connected with or a representative of the Company. Accordingly, Employee specifically agrees to promptly update any and all social media accounts that Employee accesses, uses, or maintains to reflect the fact that Employee is no longer employed by the Company. For purposes of this paragraph, social media accounts include but are not limited to Facebook, Instagram, LinkedIn, Twitter, and Four Square
3.Release: In exchange for the Consideration set forth above, and as a material inducement to the Company to enter into this Agreement, Employee agrees, for him/herself, Employee’s heirs, executors, administrators, representatives, successors, and assigns, and anyone claiming by, through, or for Employee, or anyone making a claim on Employee’s behalf (for purposes of this Section, “Employee”), to irrevocably and unconditionally waive, release, and forever discharge the Company, and its respective present, past, and future parents, subsidiaries, and affiliated corporations, divisions, affiliates, predecessors, principals, partners, joint venturers, representatives, successors, and assigns, and its past and present owners, directors, officers, employees, stockholders, attorneys, agents, and insurers, and all persons acting by, through, under, or in concert with any of them and all other persons, firms, and corporations whomsoever (collectively “Released Parties”) from any and all claims, demands, causes of actions, fees, damages, liabilities and expenses (inclusive of attorneys' fees, court costs, expert witness fees, etc.) of any kind whatsoever, whether known or unknown, which Employee may now have against the Released Parties and/or have on account of, arising out of, or in connection with all interactions, transactions or contracts, express or implied, between Employee and the Released Parties, including, but not limited to Employee’s employment with the Company and the termination thereof, through the date of this Agreement, including but not limited to: (i) any rights and claims under any state’s human rights act, civil rights laws, or similar law, any state’s wage payment act or similar law, any wage payment act or similar law, any law governing any aspect of employment, Title VII of the Civil Rights Act of 1964 (Title VII), 42 U.S.C. § 1981, the Employment Retirement Income Security Act, the Consolidated Omnibus Budget Reconciliation Act, the Americans with Disabilities Act of 1990 (ADA), the Fair Labor Standards Act of 1938, the Family & Medical Leave Act of 1993, the Age Discrimination in Employment Act of 1967 (ADEA), the Age Discrimination in Employment Act Amendments of 1990 (sometimes known as the “Older Workers Benefit Protection Act”), the Genetic Information Nondiscrimination Act of 2008 (GINA), the Uniformed Services Employment and Reemployment Rights Act (USERRA), the Equal Pay Act of 1963 (EPA), the Worker Adjustment Retraining Notification Act of 1988, and any amendment thereto, the Federal Employer’s Liability Act, and/or any other Federal, state, or local law (statutory, regulatory or otherwise) that may be legally waived and released, including but not limited to the Missouri Human Rights Act; (ii) any claims (including without limitation Federal Rail Safety Act claims) relating to purported status as a whistleblower; (iii) any claims arising from labor protective conditions imposed by the Interstate Commerce Commission or the Surface Transportation Board; (iv) any common law claims, including breach of contract, wrongful discharge, defamation, emotional distress, tortious interference with contract, invasion of privacy, personal injury or sickness, nonphysical injury, or any other harms; and (v) claims relating to oral or written contract rights, including any rights under an employment agreement, any Company incentive or benefit plan or program, including unvested stock options.
THIS MEANS THAT BY SIGNING THIS AGREEMENT EMPLOYEE WILL HAVE WAIVED ANY RIGHT EMPLOYEE MAY HAVE TO RECOVER IN A LAWSUIT OR OTHER ACTION AGAINST RELEASED PARTIES, INCLUDING BUT NOT LIMITED TO THE COMPANY, BASED ON ANY ACTIONS OR OMISSIONS MADE BY THE RELEASED PARTIES, INCLUDING BUT NOT LIMITED TO CLAIMS WHICH IN ANY WAY ARISE FROM OR

RELATE TO EMPLOYEE’S EMPLOYMENT RELATIONSHIP AND THE SEPARATION OF EMPLOYEE’S EMPLOYMENT WITH THE COMPANY, UP TO THE DATE OF THE SIGNING OF THIS AGREEMENT.

4.Participation in Agency Proceedings: Nothing in this Agreement is intended to, or shall, limit or impede Employee’s right to file or pursue any administrative charge with, or participate in, any investigation before the Equal Employment Opportunity Commission (“EEOC”), or any other federal, state, or local government agency charged with the enforcement of any law, including, but not limited to, any federal, state, or local civil rights or employment discrimination laws. Participation in a proceeding before any such agency, or cooperation with any such agency in its investigation, shall not constitute a breach of the covenant not to sue, non-disparagement, confidentiality, or any other clause of this Agreement. In addition, nothing in this Agreement is intended to, or shall, limit or impede Employee’s right to file a claim for unemployment benefits, and/or any causes of action which by law Employee may not legally waive. Employee agrees, however, that if Employee or anyone on Employee’s behalf, brings any action concerning or related to any cause of action or liability released in this agreement (except for claims arising out of laws enforced by the Securities and Exchange Commission), Employee waives Employee’s right to, and will not accept, any payments, monies, damages, recovery, or other relief, awarded in connection therewith.
5.Covenant Not to Sue: Except as otherwise provided in the paragraph above, titled “Participation in Agency Proceedings,” Employee agrees and covenants, not to sue or file any claims against the Released Parties with regard to any matters arising prior to the execution of this Agreement. Employee represents and warrants that no such claim has been filed to date.
6.Non-Disparagement: Employee agrees not to in any way or to any extent slander, libel, disparage, or otherwise impair the reputation, goodwill, or commercial interest of the Company and the Released Parties. Employee represents and warrants that no such disparagement has occurred to date. Employee agrees that he/she will not, without first obtaining written approval from the Company: (i) make any public statement in the nature of a press release, media interview, social media posting, or internet posting with respect to any aspect of Employee’s employment with the Company or any of its operating units, affiliates, or subsidiaries, or (ii) make any statement, written or oral, with respect to past or projected future financial performance of the Company or any of its operating units, affiliates, or subsidiaries. Employee’s obligations set forth here do not diminish any rights set forth in the paragraph above, titled “Participation in Agency Proceedings.”
7.Confidential Information:
(a)Employee understands and agrees that Employee was given Confidential Information (as defined below) during Employee’s employment with the Company relating to the business of the Company and its affiliates. Employee further understands and agrees that this Confidential Information and the Company’s ability to reserve it for the exclusive knowledge and use of the Company is of great competitive importance and commercial value to the Company, and that improper use or disclosure of the Confidential Information by Employee might cause the Company to incur financial costs, loss of business advantage, liability under confidentiality agreements with third parties, civil damages, and criminal penalties. Except as otherwise provided in the paragraph above, titled “Participation in Agency Proceedings,” Employee shall maintain in strictest confidence and not use in any way (including without limitation in any future business relationship of Employee), publish, disclose, or authorize anyone else to use in any way, publish or disclose, any Confidential Information relating in any manner to the business or affairs of the Company or any of its affiliates or customers. Employee further agrees to return any calculations, letters, documents, lists, papers, or copies thereof, which embody Confidential Information of the Company or any of its affiliates, in Employee’s possession. If Employee discovers, or comes into possession of, any such information in the future, Employee shall promptly return it to the Company.
(b)For purposes of this Agreement, “Confidential Information” includes, but is not limited to, information in the possession of, prepared by, obtained by, compiled by, or that is used by the Company or any of its affiliates or customers and (i) is proprietary to, about, or created by the Company or any of its affiliates or customers; (ii) gives the Company or any of its affiliates or customers some competitive business advantage, the opportunity of obtaining such advantage, or disclosure of which might be detrimental to the interest of the Company or any of its affiliates or customers; and (iii) is not typically disclosed by the Company or any of its affiliates or customers, or known by persons who are not employed by the Company or any of its affiliates or customers. Without in any way limiting the foregoing and by way of example, Confidential Information shall include: information pertaining to business operations of the Company or any of its affiliates or customers such as financial and operational information and data, operational plans and strategies, business and marketing strategies, pricing information, plans for various products and services, and acquisition and divestiture planning.
8.Non-Compete Agreement: In order to protect the Company’s trade secrets and customer contacts, and in exchange for the Consideration set forth above, Employee agrees that, for a period of two (2) years following execution of this Agreement, Employee shall not work in any manner, directly or indirectly, for any Class I railroad (as defined by the U.S. Surface Transportation Board), whether as an employee, agent, principal, advisor, consultant, manager, director, officer, or any other capacity, for himself/herself or in behalf of any person, firm, partnership, entity, or corporation, or by any agent or employee. In executing this Agreement, Employee agrees that this non-compete provision is fair, reasonable, and narrowly tailored in time and scope to protect the Company’s legitimate business interests.
9.Breach of This Agreement: In the event of any breach of this Agreement by Employee, the Company shall be entitled to terminate any and all remaining Consideration due hereunder and shall be entitled to pursue such other legal and equitable remedies as may be available. Employee acknowledges, understands, and agrees that the Company and its affiliates will suffer immediate and irreparable harm if Employee fails to comply with any of Employee’s obligations under this Agreement, and that monetary damages alone will be inadequate to compensate the Company or any of its affiliates for such breach. Accordingly, Employee agrees that the Company and its affiliates shall, in addition to any other remedies available to it at law or in equity, be entitled to temporary, preliminary, and permanent injunctive relief and specific performance to enforce the terms of this Agreement without the necessity of proving inadequacy of legal remedies or irreparable harm or posting bond.
10.Confidentiality of Agreement: Employee agrees to keep strictly confidential all the terms and conditions of this Agreement, including amounts in this Agreement, and shall not disclose them to any person other than Employee’s spouse, legal or financial adviser, or government officials who seek such information in the course of their official duties, unless compelled or allowed by law to do so.
11.Property: Employee agrees that Employee has returned all tangible and intangible property and Confidential Information, as defined above, belonging to the Company. Such property includes but is not limited to any and all financial records and data; any written material in Employee’s possession including but not limited to product information, engineering information, customer lists, and the Company policies and procedures; automobiles; credit cards; keys; equipment; product and/or customer lists and data; contracts; personnel information; project development information; written proposals and studies; and proprietary software purchased or developed by or for the benefit and use of the Company. Employee further represents and warrants that Employee has not retained any copies, electronic or otherwise, of such property.
12.Cooperation: Employee agrees to make him/herself reasonably available to the Company to respond to requests by the Company for information pertaining to or relating to the Company, any entity related to the Company, or any of its agents, officers, directors, or employees. Employee will cooperate fully with the Company in connection with any and all existing or future depositions, litigation, or investigations brought by or against the Company, or any entity related to the Company, or any of its agents, officers, directors, or employees, whether administrative, civil, criminal in nature, in which and to the extent the Company deems Employee’s cooperation necessary. In the event Employee is subpoenaed in connection with any litigation or investigation, Employee will immediately notify the Company. Reasonable actual expenses incurred by the Employee and pre-approved by the Company arising from these matters will be reimbursed by the Company upon sufficient proof. Employee will be compensated at Employee’s last regular rate of Company pay for complying with the obligations set forth in this paragraph. Employee’s obligations set forth here do not diminish any rights set forth in the paragraph above, titled “Participation in Agency Proceedings.”
13.No Future Employment: Employee agrees not to seek employment with the Company, its parent companies, subsidiaries, corporate affiliates, or successors, at any time in the future, and that if Employee inadvertently applies for employment, he or she shall immediately withdraw his/her application upon notification that the entity to which he or she is applying is either owned by the Company, a parent company, a subsidiary, a corporate affiliate, or successor of the Company.
14.Successors: This Agreement binds and inures to the benefit of Employee’s heirs, administrators, representatives, executors, successors, and assigns, and all Released Parties and their heirs, administrators, representatives, executors, successors, and assigns.
15.Entire Agreement/Modification: This Agreement shall be construed as a whole according to its fair meaning and not strictly for or against Employee, the Company or any Released Party. This Agreement sets forth the entire Agreement between Employee and the Company and supersedes any prior agreement previously entered into between the Company and Employee regarding his/her employment with the Company or the termination of such employment, including but not limited to that “Severance Agreement” entered into by Employee and the Company and dated June 17, 2019. This Agreement may not be modified except by a writing signed by both Employee and an authorized official of the Company.
16.Severability: The parties hereto believe that the provisions of this Agreement are reasonable and fair in all respects, and are necessary to protect the interests of the parties. However, in case any one or more of the provisions or parts of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or part of a provision of this Agreement or any other jurisdiction, but this Agreement shall be reformed and construed in any such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein and such provision or part shall be reformed so that it would be valid, legal, and enforceable to the maximum extent permitted in such jurisdiction.
17.Controlling Law and Jurisdiction. The validity, interpretation and performance of this Agreement shall be subject to and construed under the laws of the State of Missouri, without regard to principles of conflicts of law.

18.Provisions Required by the Age Discrimination in Employment Act/Older Worker Benefits Protection Act:
Employee acknowledges that:
(a)Employee is specifically releasing any and all claims, whether known or unknown, which are based on the Age Discrimination in Employment Act;
(b)This Agreement does not waive rights or claims that arise after the date this release is executed;
(c)Employee has signed this Agreement of Employee’s own free will in exchange for the Consideration stated above, which Employee acknowledges constitutes full, fair, reasonable, and adequate consideration, to which Employee is not otherwise entitled, for the affirmations, certifications, representations, and promises made herein;
(d)Employee has carefully read and fully understands all the provisions of this Agreement, including this section entitled “Provisions Required by the Age Discrimination in Employment Act/Older Workers Benefit Protection Act.” Employee has 21 days to consider the terms hereof. This Agreement shall be null and void if the Employee does not execute and return the Agreement by end of the 21st day following receipt of the Agreement. Employee agrees that changes made to this Agreement at Employee's request do not restart the 21-day period which Employee has to review this Agreement;
(e)Employee has been advised in writing by this Agreement that Employee should consult with an attorney prior to executing this Agreement;
(f)Employee understands and agrees that this Agreement shall not become effective or enforceable until seven calendar days after it is executed by Employee and during that seven-day period (the “Revocation Period”) Employee may revoke this Agreement. If Employee wishes to revoke this Agreement, Employee agrees to do so in writing within 7 days of executing the Agreement and to deliver such written notice of Employee’s intent to revoke to Lora Cheatum, Senior Vice President of Human Resources. If Employee does not timely revoke, this Agreement goes into force and effect on the eighth day following its execution; and
(g)Employee also understands that, should Employee decide to revoke this Agreement within seven days of signing, the Agreement will not be effective and the monies and other Consideration which the Company has promised to provide Employee shall not be paid or provided
19.ARBITRATION. EMPLOYEE HEREBY WAIVES AND SHALL NOT SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, CLAIM, COUNTERCLAIM, DEFENSE OR OTHER LITIGATION OR DISPUTE UNDER OR IN RESPECT OF THIS AGREEMENT. EMPLOYEE AGREES THAT ANY SUCH DISPUTE RELATING TO OR IN RESPECT OF THIS AGREEMENT, (OTHER THAN INJUNCTIVE OR EQUITABLE RELIEF WHICH, AT THE COMPANY’S OPTION, MAY BE SOUGHT IN ANY FEDERAL OR STATE COURT HAVING JURISDICTION) SHALL BE SUBMITTED TO, AND RESOLVED EXCLUSIVELY PURSUANT TO ARBITRATION IN ACCORDANCE WITH THE NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES OF THE AMERICAN ARBITRATION ASSOCIATION INCLUDING EXPEDITED PROCEDURES FOR EMERGENCY RELIEF WHICH ARE EXPRESSLY ADOPTED HEREIN. SUCH ARBITRATION SHALL TAKE PLACE IN THE KANSAS CITY, MISSOURI METROPOLITAN AREA OR OTHER

MUTUALLY AGREEABLE LOCATION AND SHALL BE SUBJECT TO THE SUBSTANTIVE LAWS OF THE STATE OF MISSOURI. DECISIONS PURSUANT TO SUCH ARBITRATION SHALL BE FINAL, CONCLUSIVE AND BINDING ON THE PARTIES. THE PREVAILING PARTY IN ARBITRATION SHALL BE ENTITLED TO RECOVER REASONABLE COSTS AND ATTORNEYS’ FEES FROM THE OTHER PARTY. UPON THE CONCLUSION OF ARBITRATION, THE PARTIES MAY APPLY TO ANY FEDERAL OR STATE COURT HAVING JURISDICTION TO ENFORCE THE DECISION PURSUANT TO SUCH ARBITRATION. EMPLOYEE AND COMPANY SHALL KEEP SUCH ARBITRATION AND ALL RELATED PROCEEDINGS AND AWARDS CONFIDENTIAL, EXCEPT AS DISCLOSURE MAY BE REQUIRED BY LAW, REGULATION OR JUDICIAL PROCESS.

[SIGNATURES ON THE FOLLOWING PAGE]

I have carefully read this Agreement; I fully understand the Agreement's contents and the effects thereof, including the section titled “Release”; I understand that I have a right to review this Agreement with an attorney of my choice; and I have executed the same of my own free will, without any coercion by the Company, the Released Parties, or any of the Company’s or the Released Parties’ directors, officers, employees, agents or representatives.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

EMPLOYEE

By: /s/ Brian Hancock        June 8, 2021
Brian Hancock        Date

THE COMPANY

By: /s/ Lora Cheatum        June 8, 2021
Lora Cheatum        Date